Exhibit 32.2
                                                                    ------------



    CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, James K. McHugh, as the Chief Financial Officer of N-Viro International Corporation, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q/A (Amendment No. 1) of N-Viro International Corporation for the quarter ended March 31, 2009 (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q/A (Amendment No. 1) fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.

/s/  James  K.  McHugh
----------------------
James  K.  McHugh,  Chief  Financial  Officer
March  10,  2010